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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 28, 2000 incorporated by reference in Printronix, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.




                                             ARTHUR ANDERSEN LLP


Orange County, California
November 21, 2000